Exhibit 10.1

NINTH AMENDMENT TO

MANAGED CARE ALLIANCE AGREEMENT

THIS NINTH AMENDMENT (the “Amendment”) is entered into this 4th day of February, 2008 by and between CIGNA Health Corporation, for and on behalf of its CIGNA Affiliates (individually and collectively, “CIGNA”) and Gentiva CareCentrix, Inc. (“MCA”).

WITNESSETH

WHEREAS, CIGNA and MCA entered into a Managed Care Alliance Agreement which became effective January 1, 2004, as amended from time to time, (the “Agreement”) whereby MCA agreed to provide or arrange for the provision of certain home health care services to Participants, as that term is defined in the Agreement;

WHEREAS, the parties wish to amend the Agreement to extend the term of the Agreement and to change the capitation service rates and other designated fee for service rates effective February 1, 2008 and to include such other terms and conditions as set forth in this Amendment.

NOW THEREFORE, CIGNA and MCA agree to amend the Agreement as follows:

1.	This Ninth Amendment shall be effective on February 1, 2008 for services rendered on and after February 1, 2008.
2.	Section III.B. of the Agreement is amended to extend the term of the Agreement until January 31, 2011 and is replaced to read as follows:

“Term of Agreement

This Agreement shall terminate on January 31, 2011. Either party may elect not to renew this Agreement by providing at least ninety (90) days advance written notice to the other party, prior to the termination date of this Agreement. If neither party exercises such right to terminate, the existing rates will remain in place and this Agreement shall automatically renew for consecutive one (1) year terms without any further action by either party, unless either party elects not to renew this Agreement by providing at least ninety (90) days advance written notice to the other party, prior to the commencement of the next term.

Notwithstanding the expiration or non-renewal of this Agreement pursuant to this Section B., this Agreement shall continue in effect with respect to those Payors covered under Service Agreements in effect as of the end of the term of this Agreement or the notice period, as applicable, but not to exceed twelve months from the effective date of termination or expiration.”

3.	The notice provision of the agreement, entitled “Notice”, is hereby deleted in its entirety and replaced with the new Section III.K. as follows:

“Any notice required hereunder shall be in writing and shall be sent by United States mail, postage prepaid, to CIGNA and MCA at the addresses set forth below:

1

If to MCA:

Senior Vice President

CareCentrix

3 Huntington Quadrangle 200S

Melville, NY 11747

and:

General Counsel

Gentiva Health Services, Inc.

3 Huntington Quadrangle 200S

Melville, NY 11747

If to CIGNA:

CIGNA HealthCare

National Contracting

900 Cottage Grove Road, B7NC

Hartford, CT 06152

and:

CIGNA HealthCare

Legal Department

900 Cottage Grove Road, B6LPA

Hartford, CT 06152”

4.	Exhibit A HMO Program Attachment – Capitation Schedule of Capitation Rates is hereby deleted in its entirety and replaced with a new Exhibit A HMO Program Attachment – Capitation Schedule of Capitation Rates attached hereto for services provided on and after February 1, 2008.

5.	Exhibit A HMO Program Attachment – Fee for Service Reimbursement For Other Services is hereby deleted in its entirety and replaced with a new Exhibit A HMO Program Attachment – Fee for Service Reimbursement For Other Services attached hereto for services provided on and after February 1, 2008.

6.	Exhibit A Gatekeeper Program Attachment – Capitation Schedule of Capitation Rates is hereby deleted in its entirety and replaced with a new Exhibit A Gatekeeper Program Attachment – Capitation Schedule of Capitation Rates attached hereto for services provided on and after February 1, 2008

7.	Exhibit A Gatekeeper Program Attachment – Fee for Service Reimbursement For Other Services is hereby deleted in its entirety and replaced with a new Exhibit A Gatekeeper Program Attachment – Fee for Service Reimbursement For Other Services attached hereto for services provided on and after February 1, 2008.

8.	Exhibit A PPO & Indemnity Program Attachment – Fee for Service Reimbursement For Other Services is hereby deleted in its entirety and replaced with a new Exhibit A PPO & Indemnity Program Attachment Reimbursement For Other Services attached hereto for services provided on and after February 1, 2008.

2

9.	CIGNA and MCA agree to the following additional terms:

a)	***

b)	***

c)	***

d)	***

e)	MCA will submit, by May 1, 2008, a fee schedule at code level detail to be used for CIGNA audit purposes. The Agreement will be amended at that time, if necessary, to make changes to the Agreement to address any issues identified through such review;

f)	The parties will collaborate to create, by May 1, 2008, a summary report showing CAP and fee-for-service detail specific to products and geographic locations. The Agreement will be amended at that time, if necessary, to make changes to the Agreement to address any issues identified through such review;

g)	***

***	Confidential Treatment Requested.

3

10.	To the extent that the provisions in the Agreement, including any prior amendments, conflict with the terms of this Amendment (including the exhibits and schedules hereto), the terms in this Amendment shall supersede and control. All other terms and conditions of the Agreement, including the Program Attachments and the Exhibits attached thereto, shall remain the same and in full force and effect. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.

IN WITNESS WHEREOF, CIGNA and MCA have caused their duly authorized representatives to execute this Amendment as of the date first written above.

CIGNA HEALTH CORPORATION

By:	/s/ Joseph E. Turgeon, III,
Its:	VP Network Strategy & Development
Dated:	February 5, 2008

GENTIVA CARECENTRIX, INC.

By:	/s/ Thomas Boelsen
Its:	Sr. V.P
Dated:	February 4, 2008

4

EXHIBIT A

HMO PROGRAM ATTACHMENT - CAPITATION

SCHEDULE OF CAPITATION RATES

CAPITATION RATES EFFECTIVE 2/1/08 - 1/31/09

These are the capitation rates that apply to services rendered to Patient Panel Participants enrolled in HMO Programs. An “HMO Program” means a non-governmental, fully insured HMO or Point of Service product that is underwritten based on a community rating methodology (i.e. community rating, community rating by class, adjusted community rating by class).

CareCentrix Home Health, Infusion, DME/ HME Capitation Rates PMPM
All Commercial HMO Program Capitated Affiliates	***

Capitation Rate Compensation Terms

The following rates are established for the provision of Home Care Services rendered to Program Participants covered under the HMO and Gatekeeper plans:

February 1, 2008 - January 31, 2009	*** per member per month
February 1, 2009 - January 31, 2010	*** per member per month
February 1, 2010 - January 31, 2011	*** per member per month

The capitation rate listed above will be allocated between HMO and Gatekeeper Program particiants in accordance with established business practices. On or about February 1 of each year, the parties shall reconcile the allocation and settle any payment difference no later than February 28 of each calendar year.

If an outlier calcuation for *** demonstrates a patient per thousand (PPK) increase in excess of ***, (***), then MCA reserves the right to propose an *** pmpm outlier adjustment. CIGNA may elect to accept this adjustment or *** and *** from this agreement.

***	Confidential Treatment Requested.

EXHIBIT A

HMO PROGRAM ATTACHMENT - FEE FOR SERVICE

REIMBURSEMENT FOR OTHER SERVICES

RATE AREA DESIGNATIONS:

STATE	RATE AREA	RATE DESIGNATION
Alabama	***	***
Alaska	***	***
Arizona	***	***
Arkansas	***	***
California	***	***
Colorado	***	***
Connecticut	***	***
Delaware	***	***
District of Columbia	***	***
Florida	***	***
Georgia	***	***
Hawaii	***	***
Idaho	***	***
Illinois	***	***
Indiana	***	***
Iowa	***	***
Kansas	***	***
Kentucky	***	***
Louisiana	***	***
Maine	***	***
Maryland	***	***
Massachusetts	***	***
Michigan	***	***
Minnesota	***	***
Mississippi	***	***
Missouri	***	***
Montana	***	***
Nebraska	***	***
Nevada	***	***
New Hampshire	***	***
New Jersey	***	***
New Mexico	***	***
New York	***	***
North Carolina	***	***
North Dakota	***	***
Ohio	***	***
Oklahoma	***	***
Oregon	***	***
Pennsylvania	***	***
Rhode Island	***	***
South Carolina	***	***
South Dakota	***	***
Tennessee	***	***
Texas	***	***
Utah	***	***
Vermont	***	***
Virginia	***	***
Washington	***	***
West Virginia	***	***
Wisconsin	***	***
Wyoming	***	***

***	Confidential Treatment Requested

TRADITIONAL HOME HEALTH FEE-FOR-SERVICE RATES

HMO RATES EFFECTIVE FEBRUARY 1, 2008 - JANUARY 31, 2009

The following Traditional Home Health Services have both Visit and Hourly rates.

Notes 1, 2, 3, 4, 5 and 6 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
CERTIFIED NURSES AIDE	***	***	***	***	***	***
HOME HEALTH AIDE	***	***	***	***	***	***
LVN/LPN	***	***	***	***	***	***
LVN/LPN - HIGH TECH	***	***	***	***	***	***
PEDIATRIC HIGH TECH LVN/LPN	***	***	***	***	***	***
PEDIATRIC HIGH TECH RN	***	***	***	***	***	***
PEDIATRIC LVN/LPN	***	***	***	***	***	***
PEDIATRIC RN	***	***	***	***	***	***
RN	***	***	***	***	***	***
RN HIGH TECH INFUSION	***	***	***	***	***	***
RN HIGH TECH OTHER	***	***	***	***	***	***

The following Traditional Home Health Services have Visit only rates.

Notes 1, 3, 4, 5, 7 and 8 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
DIABETIC NURSE	***	N/A	***	N/A	***	N/A
DIETITIAN	***	N/A	***	N/A	***	N/A
ENTEROSTOMAL THERAPIST	***	N/A	***	N/A	***	N/A
MATERNAL CHILD HEALTH	***	N/A	***	N/A	***	N/A
MEDICAL SOCIAL WORKER	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PHLEBOTOMIST	***	N/A	***	N/A	***	N/A
PHOTOTHERAPY PACKAGE SERVICE	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PSYCHIATRIC NURSE	***	N/A	***	N/A	***	N/A
REHABILITATION NURSE	***	N/A	***	N/A	***	N/A
RESPIRATORY THERAPIST	***	N/A	***	N/A	***	N/A
RN ASSESSMENT, INITIAL	***	N/A	***	N/A	***	N/A
RN SKILLED NURSING VISIT-EXTENSIVE	***	N/A	***	N/A	***	N/A
SPEECH THERAPIST	***	N/A	***	N/A	***	N/A
WOUND CARE—RN	***	N/A	***	N/A	***	N/A
WOUND CARE—LVN/LPN	***	N/A	***	N/A	***	N/A

The following Traditional Home Health Service has Hourly only rates.

Notes 3, 4 and 5 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour

HOMEMAKER	N/A	***	N/A	***	N/A	***

The following Traditional Home Health Service is priced on a Per Diem basis.

Notes 3, 4 and 5 apply	Area 1		Area 2		Area 3
		Per Diem		Per Diem		Per Diem

COMPANION/LIVE IN		***		***		***

NOTES:

1.	Visits are defined as two (2) hours or less in duration (EXCEPT MATERNAL CHILD HEALTH VISITS, which have no maximum duration).

2.	Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.

3.	CIGNA does not reimburse for travel time, weekend, holiday or evening differentials.

4.	Above prices have no exclusions.

5.	All services not listed above will be billed at *** until rates are mutually established and become part of the fee schedule.

6.	RN High Tech Infusion visit and hourly utilization/costs to be reported with HIT.

7.	Respiratory Therapist visit utilization/costs to be reported with HME/RT.

8.	Diabetic Nurse, Psychiatric Nurse and Rehabilitation Nurse assume specialty certification which is not readily available in the home care environment. Use requires special coordination.

***	Confidential Treatment Requested.

TRADITIONAL HOME HEALTH FEE-FOR-SERVICE RATES

HMO RATES EFFECTIVE FEBRUARY 1, 2009 - JANUARY 31, 2010

The following Traditional Home Health Services have both Visit and Hourly rates.

Notes 1, 2, 3, 4, 5 and 6 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
CERTIFIED NURSES AIDE	***	***	***	***	***	***
HOME HEALTH AIDE	***	***	***	***	***	***
LVN/LPN	***	***	***	***	***	***
LVN/LPN - HIGH TECH	***	***	***	***	***	***
PEDIATRIC HIGH TECH LVN/LPN	***	***	***	***	***	***
PEDIATRIC HIGH TECH RN	***	***	***	***	***	***
PEDIATRIC LVN/LPN	***	***	***	***	***	***
PEDIATRIC RN	***	***	***	***	***	***
RN	***	***	***	***	***	***
RN HIGH TECH INFUSION	***	***	***	***	***	***
RN HIGH TECH OTHER	***	***	***	***	***	***

The following Traditional Home Health Services have Visit only rates.

Notes 1, 3, 4, 5, 7 and 8 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
DIABETIC NURSE	***	N/A	***	N/A	***	N/A
DIETITIAN	***	N/A	***	N/A	***	N/A
ENTEROSTOMAL THERAPIST	***	N/A	***	N/A	***	N/A
MATERNAL CHILD HEALTH	***	N/A	***	N/A	***	N/A
MEDICAL SOCIAL WORKER	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PHLEBOTOMIST	***	N/A	***	N/A	***	N/A
PHOTOTHERAPY PACKAGE SERVICE	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PSYCHIATRIC NURSE	***	N/A	***	N/A	***	N/A
REHABILITATION NURSE	***	N/A	***	N/A	***	N/A
RESPIRATORY THERAPIST	***	N/A	***	N/A	***	N/A
RN ASSESSMENT, INITIAL	***	N/A	***	N/A	***	N/A
RN SKILLED NURSING VISIT-EXTENSIVE	***	N/A	***	N/A	***	N/A
SPEECH THERAPIST	***	N/A	***	N/A	***	N/A
WOUND CARE—RN	***	N/A	***	N/A	***	N/A
WOUND CARE—LVN/LPN	***	N/A	***	N/A	***	N/A

The following Traditional Home Health Service has Hourly only rates.

Notes 3, 4 and 5 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour

HOMEMAKER	N/A	***	N/A	***	N/A	***

The following Traditional Home Health Service is priced on a Per Diem basis.

Notes 3, 4 and 5 apply	Area 1		Area 2		Area 3
		Per Diem		Per Diem		Per Diem
COMPANION/LIVE IN		***		***		***

NOTES:

1.	Visits are defined as two (2) hours or less in duration (EXCEPT MATERNAL CHILD HEALTH VISITS, which have no maximum duration).

2.	Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.

3.	CIGNA does not reimburse for travel time, weekend, holiday or evening differentials.

4.	Above prices have no exclusions.

5.	All services not listed above will be billed at *** until rates are mutually established and become part of the fee schedule.

6.	RN High Tech Infusion visit and hourly utilization/costs to be reported with HIT.

7.	Respiratory Therapist visit utilization/costs to be reported with HME/RT.

8.	Diabetic Nurse, Psychiatric Nurse and Rehabilitation Nurse assume specialty certification which is not readily available in the home care environment. Use requires special coordination.

***	Confidential Treatment Requested.

TRADITIONAL HOME HEALTH FEE-FOR-SERVICE RATES

HMO RATES EFFECTIVE FEBRUARY 1, 2010 - JANUARY 31. 2011

The following Traditional Home Health Services have both Visit and Hourly rates.

Notes 1, 2, 3, 4, 5 and 6 apply	Area 1			Area 2			Area 3
	Visit	Hour		Visit	Hour		Visit	Hour
CERTIFIED NURSES AIDE	***	***		***	***		***	***
HOME HEALTH AIDE	***	***		***	***		***	***
LVN/LPN	***	***		***	***		***	***
LVN/LPN - HIGH TECH	***	***		***	***		***	***
PEDIATRIC HIGH TECH LVN/LPN	***	***		***	***		***	***
PEDIATRIC HIGH TECH RN	***	***		***	***		***	***
PEDIATRIC LVN/LPN	***	***		***	***		***	***
PEDIATRIC RN	***	***		***	***		***	***
RN	***	***		***	***		***	***
RN HIGH TECH INFUSION	***	***		***	***		***	***
RN HIGH TECH OTHER	***	***		***	***		***	***

The following Traditional Home Health Services have Visit only rates.

Notes 1, 3, 4, 5, 7 and 8 apply	Area 1			Area 2			Area 3
	Visit	Hour		Visit	Hour		Visit	Hour
DIABETIC NURSE	***	N/A		***	N/A		***	N/A
DIETITIAN	***	N/A		***	N/A		***	N/A
ENTEROSTOMAL THERAPIST	***	N/A		***	N/A		***	N/A
MATERNAL CHILD HEALTH	***	N/A		***	N/A		***	N/A
MEDICAL SOCIAL WORKER	***	N/A		***	N/A		***	N/A
OCCUPATIONAL THERAPIST	***	N/A		***	N/A		***	N/A
OCCUPATIONAL THERAPIST ASSISTANT	***	N/A		***	N/A		***	N/A
PHLEBOTOMIST	***	N/A		***	N/A		***	N/A
PHOTOTHERAPY PACKAGE SERVICE	***	N/A		***	N/A		***	N/A
PHYSICAL THERAPIST	***	N/A		***	N/A		***	N/A
PHYSICAL THERAPIST ASSISTANT	***	N/A		***	N/A		***	N/A
PSYCHIATRIC NURSE	***	N/A		***	N/A		***	N/A
REHABILITATION NURSE	***	N/A		***	N/A		***	N/A
RESPIRATORY THERAPIST	***	N/A		***	N/A		***	N/A
RN ASSESSMENT, INITIAL	***	N/A		***	N/A		***	N/A
RN SKILLED NURSING VISIT-EXTENSIVE	***	N/A		***	N/A		***	N/A
SPEECH THERAPIST	***	N/A		***	N/A		***	N/A
WOUND CARE—RN	***	N/A		***	N/A		***	N/A
WOUND CARE—LVN/LPN	***	N/A		***	N/A		***	N/A

The following Traditional Home Health Service has Hourly only rates.

Notes 3, 4 and 5 apply	Area 1			Area 2			Area 3
	Visit	Hour		Visit	Hour		Visit	Hour

HOMEMAKER	N/A	***		N/A	***		N/A	***

The following Traditional Home Health Service is priced on a Per Diem basis.

Notes 3, 4 and 5 apply	Area 1			Area 2			Area 3
		Per Diem			Per Diem			Per Diem

COMPANION/LIVE IN		*	**		*	**		*	**

NOTES:

1.	Visits are defined as two (2) hours or less in duration (EXCEPT MATERNAL CHILD HEALTH VISITS, which have no maximum duration).

2.	Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.

3.	CIGNA does not reimburse for travel time, weekend, holiday or evening differentials.

4.	Above prices have no exclusions.

5.	All services not listed above will be billed at *** until rates are mutually established and become part of the fee schedule.

6.	RN High Tech Infusion visit and hourly utilization/costs to be reported with HIT.

7.	Respiratory Therapist visit utilization/costs to be reported with HME/RT.

8.	Diabetic Nurse, Psychiatric Nurse and Rehabilitation Nurse assume specialty certification which is not readily available in the home care environment. Use requires special coordination.

***	Confidential Treatment Requested.

HOME INFUSION RATES

HMO RATES EFFECTIVE FEBRUARY 1, 2008 - JANUARY 31, 2009

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP (if applicable), and there is NO price difference between primary and multiple therapies

	Primary or Multiple Therapy Per Diem	Primary or Multiple Therapy Dispensing Fee	Primary or Multiple Therapy Drug Discount off AWP
Ancillary Drugs		***	***
Biological Response Modifiers		***	***
Cardiac (Inotropic) Therapy	***		***
Chelation Therapy	***		***
Chemotherapy	***		***
Enzyme Therapy	***		***
Growth Hormone		***	***
IV Immune Globulin	***		***
Other Injectable Therapies		***	***
Other Infusion Therapies	***		***
Pain Management Therapy	***		***
Steroid Therapy	***		***
Thrombolytic (Anticoagulation) Therapy	***		***
Synagis		***	***
Remodulin Therapy	***		***

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP, and there IS a price difference between primary and multiple anti-infective therapies

	Per Diem		Drug Discount Off AWP
Anti-Infectives - Primary Anti-Infective	***		***
Anti-Infectives - Multiple Anti-Infective	***		***

The following Home Infusion Therapy service rate EXCLUDES drugs. Drugs are priced per vial, and there is NO price difference between primary and multiple anti-infective therapies

	Primary or Multiple Therapy Per Diem		Cost of Drug
Flolan Therapy	***
Flolan 0.5 mg vial			*	**
Flolan 1.5 mg vial			*	**
Flolan diluent vial			*	**

The following Home Infusion Therapy service rates INCLUDE drugs, and there is NO price difference between primary and multiple therapies

Primary or Multiple Therapy Per Diem
Hydration Therapy	***
Total Parenteral Nutrition	***

*** Confidential Treatment Requested.

SCHEDULE 2A, PAGE 2: HOME INFUSION THERAPY HMO FEE-FOR-SERVICE RATES

NOTES:

1.	Per Diems EXCLUDING drugs include all costs related to the therapy except the cost of drugs, including but not limited to facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

2.	Per Diems INCLUDING drugs include ALL costs - including but not limited to cost of drugs, facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

3.	“DISPENSING FEE” is defined as per each time the drug is dispensed by the home infusion provider.

4.	“PER DIEM” costs are the same for primary or multiple treatments for all drug categories, except ANTI-INFECTIVES.

5.	The per diem rate shall only be charged for those days the Participant receives medication.

6.	For home infusion pharmaceuticals not listed on fee schedule, *** will apply.

7.	All Medications are subject to MAC pricing, where applicable

The following are for the stated item ONLY. Unless otherwise noted, nursing, supplies, etc. are NOT included.

Blood Transfusion per Unit (Tubing, Filters)	***
Catheter Care Per Diem	***
Midline Insertion (Catheter & Supplies)	***
PICC Line Insertion (Catheter & Supplies)	***
Blood Product	***

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 3: HOME INFUSION THERAPY HMO FEE-FOR-SERVICE RATES

Factor Concentrates
	Vial price	Unit Price
Factor VII
Novoseven 1200MCG Vial	***
Novoseven 4800MCG Vial	***
Novoseven in 1200MCG or 4800MCG QTY		***

Factor VIII (Recombinant)
Recombinate		***
Kogenate or Helixate		***
Bioclate		***
Helixate FS		***
Kogenate FS		***
Refacto		***
Advate		***

Factor VIII (Monoclonal)
Hemofil-M or A. R. C. Method M		***
Monoclate P		***
Monarc-M		***

Factor VIII (Other)
Koate		***
Humate		***
Alphanate SDHT		***
Factor IX (Recombinant)
BeneFix		***

Factor IX (Monoclonal/High Purity)
Mononine		***
Alphanine		***

Factor IX (Other)
Konyne—80		***
Proplex T		***
Bebulin		***
Profilnine SD		***

Anti-Inhibitor Complex
Autoplex-T		***
Feiba-VH		***
Hyate-C		***

HEMOSTATIC AGENTS
DDAVP—10ml vial		***
Stimate —2.5ml vial		***

Above rates include all necessary ancillary supplies and waste disposal unit; 24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation

***	Confidential Treatment Requested.

HOME INFUSION RATES

HMO RATES EFFECTIVE FEBRUARY 1, 2009—JANUARY 31, 2010

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP (if applicable), and there is NO price difference between primary and multiple therapies

	Primary or Multiple Therapy Per Diem	Primary or Multiple Therapy Dispensing Fee	Primary or Multiple Therapy Drug Discount off AWP
Ancillary Drugs		***	***
Biological Response Modifiers		***	***
Cardiac (Inotropic) Therapy	***		***
Chelation Therapy	***		***
Chemotherapy	***		***
Enzyme Therapy	***		***
Growth Hormone		***	***
IV Immune Globulin	***		***
Other Injectable Therapies		***	***
Other Infusion Therapies	***		***
Pain Management Therapy	***		***
Steroid Therapy	***		***
Thrombolytic (Anticoagulation) Therapy	***		***
Synagis		***	***
Remodulin Therapy	***		***

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP, and there IS a price difference between primary and multiple anti-infective therapies

	Per Diem		Drug Discount Off AWP
Anti-Infectives—Primary Anti-Infective	***		***
Anti-Infectives—Multiple Anti-Infective	***		***

The following Home Infusion Therapy service rate EXCLUDES drugs. Drugs are priced per vial, and there is NO price difference between primary and multiple anti-infective therapies

	Primary or Multiple Therapy Per Diem		Cost of Drug
Flolan Therapy	***
Flolan 0.5 mg vial			*	**
Flolan 1.5 mg vial			*	**
Flolan diluent vial			*	**

The following Home Infusion Therapy service rates INCLUDE drugs, and there is NO price difference between primary and multiple therapies

Primary or Multiple Therapy Per Diem
Hydration Therapy	***
Total Parenteral Nutrition	***

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 2: HOME INFUSION THERAPY HMO FEE-FOR-SERVICE RATES

NOTES:

1.	Per Diems EXCLUDING drugs include all costs related to the therapy except the cost of drugs, including but not limited to facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

2.	Per Diems INCLUDING drugs include ALL costs—including but not limited to cost of drugs, facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

3.	“DISPENSING FEE” is defined as per each time the drug is dispensed by the home infusion provider.

4.	“PER DIEM” costs are the same for primary or multiple treatments for all drug categories, except ANTI-INFECTIVES.

5.	The per diem rate shall only be charged for those days the Participant receives medication.

6.	For home infusion pharmaceuticals not listed on fee schedule, *** will apply.

7.	All Medications are subject to MAC pricing, where applicable

The following are for the stated item ONLY. Unless otherwise noted, nursing, supplies, etc. are NOT included.

Blood Transfusion per Unit (Tubing, Filters)	***
Catheter Care Per Diem	***
Midline Insertion (Catheter & Supplies)	***
PICC Line Insertion (Catheter & Supplies)	***
Blood Product	***

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 3: HOME INFUSION THERAPY HMO FEE-FOR-SERVICE RATES

Factor Concentrates

	Vial price	Unit Price
Factor VII
Novoseven 1200MCG Vial	***
Novoseven 4800MCG Vial	***
Novoseven in 1200MCG or 4800MCG QTY		***
Factor VIII (Recombinant)
Recombinate		***
Kogenate or Helixate		***
Bioclate		***
Helixate FS		***
Kogenate FS		***
Refacto		***
Advate		***

Factor VIII (Monoclonal)
Hemofil-M or A. R. C. Method M		***
Monoclate P		***
Monarc-M		***

Factor VIII (Other)
Koate		***
Humate		***
Alphanate SDHT		***

Factor IX (Recombinant)
BeneFix		***

Factor IX (Monoclonal/High Purity)
Mononine		***
Alphanine		***
Factor IX (Other)

Konyne—80		***
Proplex T		***
Bebulin		***
Profilnine SD		***

Anti-Inhibitor Complex
Autoplex-T		***
Feiba-VH		***
Hyate-C		***

HEMOSTATIC AGENTS
DDAVP—10ml vial		***
Stimate —2.5ml vial		***

Above rates include all necessary ancillary supplies and waste disposal unit; 24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation

***	Confidential Treatment Requested.

HOME INFUSION RATES

HMO RATES EFFECTIVE FEBRUARY 1, 2010—JANUARY 31, 2011

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP (if applicable), and there is NO price difference between primary and multiple therapies

	Primary or Multiple Therapy Per Diem	Primary or Multiple Therapy Dispensing Fee	Primary or Multiple Therapy Drug Discount off AWP
Ancillary Drugs		***	***
Biological Response Modifiers		***	***
Cardiac (Inotropic) Therapy	***		***
Chelation Therapy	***		***
Chemotherapy	***		***
Enzyme Therapy	***		***
Growth Hormone		***	***
IV Immune Globulin	***		***
Other Injectable Therapies		***	***
Other Infusion Therapies	***		***
Pain Management Therapy	***		***
Steroid Therapy	***		***
Thrombolytic (Anticoagulation) Therapy	***		***
Synagis		***	***
Remodulin Therapy	***		***

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP, and there IS a price difference between primary and multiple anti-infective therapies

	Per Diem		Drug Discount Off AWP
Anti-Infectives—Primary Anti-Infective	***		***
Anti-Infectives—Multiple Anti-Infective	***		***

The following Home Infusion Therapy service rate EXCLUDES drugs. Drugs are priced per vial, and there is NO price difference between primary and multiple anti-infective therapies

	Primary or Multiple Therapy Per Diem		Cost of Drug
Flolan Therapy	***
Flolan 0.5 mg vial			***
Flolan 1.5 mg vial			***
Flolan diluent vial			***

The following Home Infusion Therapy service rates INCLUDE drugs, and there is NO price difference between primary and multiple therapies

Primary or Multiple Therapy Per Diem
Hydration Therapy	***
Total Parenteral Nutrition	***

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 2: HOME INFUSION THERAPY HMO FEE-FOR-SERVICE RATES

NOTES:

1.	Per Diems EXCLUDING drugs include all costs related to the therapy except the cost of drugs, including but not limited to facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

2.	Per Diems INCLUDING drugs include ALL costs - including but not limited to cost of drugs, facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

3.	“DISPENSING FEE” is defined as per each time the drug is dispensed by the home infusion provider.

4.	“PER DIEM” costs are the same for primary or multiple treatments for all drug categories, except ANTI-INFECTIVES.

5.	The per diem rate shall only be charged for those days the Participant receives medication.

6.	For home infusion pharmaceuticals not listed on fee schedule, *** will apply.

7.	All Medications are subject to MAC pricing, where applicable

The following are for the stated item ONLY. Unless otherwise noted, nursing, supplies, etc. are NOT included.

Blood Transfusion per Unit (Tubing, Filters)	*	**
Catheter Care Per Diem	*	**
Midline Insertion (Catheter & Supplies)	*	**
PICC Line Insertion (Catheter & Supplies)	*	**
Blood Product	*	**

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 3: HOME INFUSION THERAPY HMO FEE-FOR-SERVICE RATES

Factor Concentrates

	Vial price	Unit Price

Factor VII
Novoseven 1200MCG Vial	***
Novoseven 4800MCG Vial	***
Novoseven in 1200MCG or 4800MCG QTY		***

Factor VIII (Recombinant)
Recombinate		***
Kogenate or Helixate		***
Bioclate		***
Helixate FS		***
Kogenate FS		***
Refacto		***
Advate		***

Factor VIII (Monoclonal)
Hemofil-M or A. R. C. Method M		***
Monoclate P		***
Monarc-M		***

Factor VIII (Other)
Koate		***
Humate		***
Alphanate SDHT		***

Factor IX (Recombinant)
BeneFix		***

Factor IX (Monoclonal/High Purity)
Mononine		***
Alphanine		***

Factor IX (Other)
Konyne - 80		***
Proplex T		***
Bebulin		***
Profilnine SD		***

Anti-Inhibitor Complex
Autoplex-T		***
Feiba-VH		***
Hyate-C		***

HEMOSTATIC AGENTS
DDAVP - 10ml vial		***
Stimate - 2.5ml vial		***

Above rates include all necessary ancillary supplies and waste disposal unit; 24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation

***	Confidential Treatment Requested.

DME / HME RESPIRATORY RATES:

HMO RATES EFFECTIVE FEBRUARY 1, 2008—JANUARY 31. 2011

CAT	TYPE	HCPCS CODE	CHC CODE	CareCentrix Code	DESCRIPTION	PURCHASE PRICE	RENTAL PRICE	DAILY PRICE
HME		A4230	A4230		Infusion set for external insulin pump, non-needle cannula Type	***
HME		A4231	A4231		Infusion set for external insulin pump, needle type	***
HME		A4232	A4232		Reservoir/Syringe with needle for external insulin pump	***
HME		A4632	A4632		Replacement battery for external insulin pump, any type, each	***
HME		A5119	A5119		Skin Barrier, wipes, box per 50	***
HME		A6257	A6257		Transparent film/dressing	***
HME	INSULPP	E0784	E0784	2158	PUMP (E0784), EXT AMBULATORY INFUSION, MINIMED, INSULIN	***
HME	INSULPP	E0784	E0784	8563	PUMP DISETRONIC ACCU-CHEK SPIRIT, INSULIN (E0784)	***
HME	INSULPP	E0784	E0784	7704	PUMP, EXT INFUSION, DANA DIABECARE, INSULIN (E0784)	***
HME	INSULPP	E0784	E0784	7731	PUMP, EXT INFUSION, ANIMAS, INSULIN (E0784)	***
HME	INSULPP	E0784	E0784	7773	PUMP (E0784), EXT AMBULATORY INFUSION, DELTEC, INSULIN	***
HME	OTHER	E0746	DM570	2109	ELECTROMYOGRAPHY (EMG) (E0746), BIOFEEDBACK DEVICE	***	***
HME	OTHER	E0935	E0935	2125	PASSIVE MOTION (E0935) EXERCISE DEVICE			***
HME	OTHER	E0935	E0935	2857	PASSIVE MOTION (E0935) EXERCISE DEVICE, HAND			***
HME	OTHER	E0935	E0935	2858	PASSIVE MOTION (E0935) EXERCISE DEVICE, SHOULDER			***
HME	OTHER	E0935	E0935	2859	PASSIVE MOTION (E0935) EXERCISE DEVICE, ANKLE			***
HME	OTHER	E0935	E0935	2860	PASSIVE MOTION (E0935) EXERCISE DEVICE, ELBOW			***
HME	OTHER	E0935	E0935	2861	PASSIVE MOTION (E0935) EXERCISE DEVICE, WRIST			***
HME	OTHER	E1300	DM570	2062	WHIRLPOOL (E1300), PORT (OVERTUB TYPE)	***
HME	OTHER	E1310	DM570	2061	WHIRLPOOL (E1399), NON-PORT (BUILT-IN TYPE)	***
HME	OTHER	E1399	E1399	2327	DURABLE MEDICAL EQUIP (E1399), MISCELLANEOUS	***
HME	WDSUCT	K0538	DM570	6873	WOUND SUCTION DEVICE (K0538)			***
HME	WDSUCT	K0539	DM570	7914	DRESSING SET, FOR WOUND SUCTION DEVICE (K0539)	***
HME	WDSUCT	K0540	DM570	7915	CANISTER SET, FOR WOUND SUCTION DEVICE (K0540)	***

The following may be charged under extraordinary circumstances:

HME	SUP	E1399	E1399	4551	LABOR/SERVICE/SHIPPING CHARGES	***
HME	SUP	E1399	E1399	2731	SHIPPING AND HANDLING FEES	***

The following may be charged if over and above routine on rental equipment:

RESP	EQUIP	E1350	E1350	2382	REPAIR OR NON-ROUTINE (E1350) SERVICE REQUIRING SKILL OF A TECH	***
HME	SUP	E1399	E1399	4552	MISCELLANEOUS SUPPLIES	***		***

NOTES:

1.	Whether rental or purchase, rates include all shipping, labor and set-up.

2.	If item is rented, rates include all supplies to enable the equipment to function effectively with the exception Suction and CPM. Such exception supplies will be billed at ***.

3.	If item is rented, rates include repair and maintenance costs.

***	Confidential Treatment Requested.

EXHIBIT A

GATEKEEPER PROGRAM ATTACHMENT - CAPITATION

SCHEDULE OF CAPITATION RATES

CAPITATION RATES EFFECTIVE 2/1/08 - 1/31/09

These are the capitation rates that apply to services rendered to Patient Panel Participants enrolled in Gatekeeper Programs. A “Gatekeeper Program” means (i) a product that includes fully insured Standard HMO, Point of Service, or Gatekeeper PPO benefits and which is underwritten by a licensed insurance company based on an experience rating methodology, or (ii) a self funded product which includes Standard HMO, Point of Service, or Gatekeeper PPO benefits. This definition includes, but is not limited to, Participants covered under FlexCare plans insured/administered by Connecticut General Life Insurance Company.

CareCentrix Home Health, Infusion, DME/ HME Capitation Rates PMPM
All Gatekeeper (FlexCare) Capitated Affiliates	***

Capitation Rate Compensation Terms

The following rates are established for the provision of Home Care Services rendered to Program Participants covered under the HMO and Gatekeeper plans:

February 1, 2008 - January 31, 2009	*** per member per month
February 1, 2009 - January 31, 2010	*** per member per month
February 1, 2010 - January 31, 2011	*** per member per month

The capitation rate listed avove will be allocated between HMO and Gatekeeper Program particiants in accordance with established business practices. On or about February 1 of each year, the parties shall reconcile the allocation and settle any payment difference no later than February 28 of each calendar year.

If an outlier calcuation for *** demonstrates a patient per thousand (PPK) increase in excess of ***, (***), then MCA reserves the right to propose an *** pmpm outlier adjustment. CIGNA may elect to accept this adjustment or *** and *** from this agreement.

***	Confidential Treatment Requested.

EXHIBIT A

GATEKEEPER PROGRAM ATTACHMENT - FEE FOR SERVICE

REIMBURSEMENT FOR OTHER SERVICES

RATE AREA DESIGNATIONS:

STATE	RATE AREA	RATE DESIGNATION
Alabama	***	***
Alaska	***	***
Arizona	***	***
Arkansas	***	***
California	***	***
Colorado	***	***
Connecticut	***	***
Delaware	***	***
District of Columbia	***	***
Florida	***	***
Georgia	***	***
Hawaii	***	***
Idaho	***	***
Illinois	***	***
Indiana	***	***
Iowa	***	***
Kansas	***	***
Kentucky	***	***
Louisiana	***	***
Maine	***	***
Maryland	***	***
Massachusetts	***	***
Michigan	***	***
Minnesota	***	***
Mississippi	***	***
Missouri	***	***
Montana	***	***
Nebraska	***	***
Nevada	***	***
New Hampshire	***	***
New Jersey	***	***
New Mexico	***	***
New York	***	***
North Carolina	***	***
North Dakota	***	***
Ohio	***	***
Oklahoma	***	***
Oregon	***	***
Pennsylvania	***	***
Rhode Island	***	***
South Carolina	***	***
South Dakota	***	***
Tennessee	***	***
Texas	***	***
Utah	***	***
Vermont	***	***
Virginia	***	***
Washington	***	***
West Virginia	***	***
Wisconsin	***	***
Wyoming	***	***

***	Confidential Treatment Requested.

TRADITIONAL HOME HEALTH FEE-FOR-SERVICE RATES

GATEKEEPER RATES EFFECTIVE FEBRUARY 1, 2008 - JANUARY 31, 2009

The following Traditional Home Health Services have both Visit and Hourly rates.

Notes 1, 2, 3, 4, 5 and 6 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
CERTIFIED NURSES AIDE	***	***	***	***	***	***
HOME HEALTH AIDE	***	***	***	***	***	***
LVN/LPN	***	***	***	***	***	***
LVN/LPN—HIGH TECH	***	***	***	***	***	***
PEDIATRIC HIGH TECH LVN/LPN	***	***	***	***	***	***
PEDIATRIC HIGH TECH RN	***	***	***	***	***	***
PEDIATRIC LVN/LPN	***	***	***	***	***	***
PEDIATRIC RN	***	***	***	***	***	***
RN	***	***	***	***	***	***
RN HIGH TECH INFUSION	***	***	***	***	***	***
RN HIGH TECH OTHER	***	***	***	***	***	***

The following Traditional Home Health Services have Visit only rates.

Notes 1, 3, 4, 5, 7 and 8 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
DIABETIC NURSE	***	N/A	***	N/A	***	N/A
DIETITIAN	***	N/A	***	N/A	***	N/A
ENTEROSTOMAL THERAPIST	***	N/A	***	N/A	***	N/A
MATERNAL CHILD HEALTH	***	N/A	***	N/A	***	N/A
MEDICAL SOCIAL WORKER	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PHLEBOTOMIST	***	N/A	***	N/A	***	N/A
PHOTOTHERAPY PACKAGE SERVICE	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PSYCHIATRIC NURSE	***	N/A	***	N/A	***	N/A
REHABILITATION NURSE	***	N/A	***	N/A	***	N/A
RESPIRATORY THERAPIST	***	N/A	***	N/A	***	N/A
RN ASSESSMENT, INITIAL	***	N/A	***	N/A	***	N/A
RN SKILLED NURSING VISIT-EXTENSIVE	***	N/A	***	N/A	***	N/A
SPEECH THERAPIST	***	N/A	***	N/A	***	N/A
WOUND CARE—RN	***	N/A	***	N/A	***	N/A
WOUND CARE—LVN/LPN	***	N/A	***	N/A	***	N/A

The following Traditional Home Health Service has Hourly only rates.

Notes 3, 4 and 5 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour

HOMEMAKER	N/A	***	N/A	***	N/A	***

The following Traditional Home Health Service is priced on a Per Diem basis.

Notes 3, 4 and 5 apply	Area 1		Area 2		Area 3
		Per Diem		Per Diem		Per Diem
COMPANION/LIVE IN		***		***		***

NOTES:

1.	Visits are defined as two (2) hours or less in duration (EXCEPT MATERNAL CHILD HEALTH VISITS, which have no maximum duration).

2.	Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.

3.	CIGNA does not reimburse for travel time, weekend, holiday or evening differentials.

4.	Above prices have no exclusions.

5.	All services not listed above will be billed at *** until rates are mutually established and become part of the fee schedule.

6.	RN High Tech Infusion visit and hourly utilization/costs to be reported with HIT.

7.	Respiratory Therapist visit utilization/costs to be reported with HME/RT.

8.	Diabetic Nurse, Psychiatric Nurse and Rehabilitation Nurse assume specialty certification which is not readily available in the home care environment. Use requires special coordination.

***	Confidential Treatment Requested.

TRADITIONAL HOME HEALTH FEE-FOR-SERVICE RATES

GATEKEEPER RATES EFFECTIVE FEBRUARY 1, 2009 - JANUARY 31, 2010

The following Traditional Home Health Services have both Visit and Hourly rates.

	Area 1		Area 2		Area 3
Notes 1, 2, 3, 4, 5 and 6 apply	Visit	Hour	Visit	Hour	Visit	Hour
CERTIFIED NURSES AIDE	***	***	***	***	***	***
HOME HEALTH AIDE	***	***	***	***	***	***
LVN/LPN	***	***	***	***	***	***
LVN/LPN—HIGH TECH	***	***	***	***	***	***
PEDIATRIC HIGH TECH LVN/LPN	***	***	***	***	***	***
PEDIATRIC HIGH TECH RN	***	***	***	***	***	***
PEDIATRIC LVN/LPN	***	***	***	***	***	***
PEDIATRIC RN	***	***	***	***	***	***
RN	***	***	***	***	***	***
RN HIGH TECH INFUSION	***	***	***	***	***	***
RN HIGH TECH OTHER	***	***	***	***	***	***

The following Traditional Home Health Services have Visit only rates.

	Area 1		Area 2		Area 3
Notes 1, 3, 4, 5, 7 and 8 apply	Visit	Hour	Visit	Hour	Visit	Hour
DIABETIC NURSE	***	N/A	***	N/A	***	N/A
DIETITIAN	***	N/A	***	N/A	***	N/A
ENTEROSTOMAL THERAPIST	***	N/A	***	N/A	***	N/A
MATERNAL CHILD HEALTH	***	N/A	***	N/A	***	N/A
MEDICAL SOCIAL WORKER	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PHLEBOTOMIST	***	N/A	***	N/A	***	N/A
PHOTOTHERAPY PACKAGE SERVICE	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PSYCHIATRIC NURSE	***	N/A	***	N/A	***	N/A
REHABILITATION NURSE	***	N/A	***	N/A	***	N/A
RESPIRATORY THERAPIST	***	N/A	***	N/A	***	N/A
RN ASSESSMENT, INITIAL	***	N/A	***	N/A	***	N/A
RN SKILLED NURSING VISIT-EXTENSIVE	***	N/A	***	N/A	***	N/A
SPEECH THERAPIST	***	N/A	***	N/A	***	N/A
WOUND CARE—RN	***	N/A	***	N/A	***	N/A
WOUND CARE—LVN/LPN	***	N/A	***	N/A	***	N/A

The following Traditional Home Health Service has Hourly only rates.

	Area 1		Area 2		Area 3
Notes 3, 4 and 5 apply	Visit	Hour	Visit	Hour	Visit	Hour

HOMEMAKER	N/A	***	N/A	***	N/A	***

The following Traditional Home Health Service is priced on a Per Diem basis.

	Area 1		Area 2		Area 3
Notes 3, 4 and 5 apply		Per Diem		Per Diem		Per Diem

COMPANION/LIVE IN		***		***		***

NOTES:

1.	Visits are defined as two (2) hours or less in duration (EXCEPT MATERNAL CHILD HEALTH VISITS, which have no maximum duration).

2.	Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.

3.	CIGNA does not reimburse for travel time, weekend, holiday or evening differentials.

4.	Above prices have no exclusions.

5.	All services not listed above will be billed at *** until rates are mutually established and become part of the fee schedule.

6.	RN High Tech Infusion visit and hourly utilization/costs to be reported with HIT.

7.	Respiratory Therapist visit utilization/costs to be reported with HME/RT.

8.	Diabetic Nurse, Psychiatric Nurse and Rehabilitation Nurse assume specialty certification which is not readily available in the home care environment. Use requires special coordination.

***	Confidential Treatment Requested.

TRADITIONAL HOME HEALTH FEE-FOR-SERVICE RATES

GATEKEEPER RATES EFFECTIVE FEBRUARY 1, 2010—JANUARY 31, 2011

The following Traditional Home Health Services have both Visit and Hourly rates.

Notes 1, 2, 3, 4, 5 and 6 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
CERTIFIED NURSES AIDE	***	***	***	***	***	***
HOME HEALTH AIDE	***	***	***	***	***	***
LVN/LPN	***	***	***	***	***	***
LVN/LPN—HIGH TECH	***	***	***	***	***	***
PEDIATRIC HIGH TECH LVN/LPN	***	***	***	***	***	***
PEDIATRIC HIGH TECH RN	***	***	***	***	***	***
PEDIATRIC LVN/LPN	***	***	***	***	***	***
PEDIATRIC RN	***	***	***	***	***	***
RN	***	***	***	***	***	***
RN HIGH TECH INFUSION	***	***	***	***	***	***
RN HIGH TECH OTHER	***	***	***	***	***	***

The following Traditional Home Health Services have Visit only rates.

Notes 1, 3, 4, 5, 7 and 8 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
DIABETIC NURSE	***	N/A	***	N/A	***	N/A
DIETITIAN	***	N/A	***	N/A	***	N/A
ENTEROSTOMAL THERAPIST	***	N/A	***	N/A	***	N/A
MATERNAL CHILD HEALTH	***	N/A	***	N/A	***	N/A
MEDICAL SOCIAL WORKER	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PHLEBOTOMIST	***	N/A	***	N/A	***	N/A
PHOTOTHERAPY PACKAGE SERVICE	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PSYCHIATRIC NURSE	***	N/A	***	N/A	***	N/A
REHABILITATION NURSE	***	N/A	***	N/A	***	N/A
RESPIRATORY THERAPIST	***	N/A	***	N/A	***	N/A
RN ASSESSMENT, INITIAL	***	N/A	***	N/A	***	N/A
RN SKILLED NURSING VISIT-EXTENSIVE	***	N/A	***	N/A	***	N/A
SPEECH THERAPIST	***	N/A	***	N/A	***	N/A
WOUND CARE—RN	***	N/A	***	N/A	***	N/A
WOUND CARE—LVN/LPN	***	N/A	***	N/A	***	N/A

The following Traditional Home Health Service has Hourly only rates.

Notes 3, 4 and 5 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
HOMEMAKER	N/A	***	N/A	***	N/A	***

The following Traditional Home Health Service is priced on a Per Diem basis.

Notes 3, 4 and 5 apply	Area 1		Area 2		Area 3
		Per Diem		Per Diem		Per Diem
COMPANION/LIVE IN		***		***		***

NOTES:

1.	Visits are defined as two (2) hours or less in duration (EXCEPT MATERNAL CHILD HEALTH VISITS, which have no maximum duration).

2.	Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.

3.	CIGNA does not reimburse for travel time, weekend, holiday or evening differentials.

4.	Above prices have no exclusions.

5.	All services not listed above will be billed at *** until rates are mutually established and become part of the fee schedule.

6.	RN High Tech Infusion visit and hourly utilization/costs to be reported with HIT.

7.	Respiratory Therapist visit utilization/costs to be reported with HME/RT.

8.	Diabetic Nurse, Psychiatric Nurse and Rehabilitation Nurse assume specialty certification which is not readily available in the home care environment. Use requires special coordination.

***	Confidential Treatment Requested.

HOME INFUSION RATES

GATEKEEPER RATES EFFECTIVE FEBRUARY 1, 2008—JANUARY 31, 2009

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP (if applicable), and there is NO price difference between primary and multiple therapies

	Primary or Multiple Therapy Per Diem	Primary or Multiple Therapy Dispensing Fee	Primary or Multiple Therapy Drug Discount off AWP
Ancillary Drugs		***	***
Biological Response Modifiers		***	***
Cardiac (Inotropic) Therapy	***		***
Chelation Therapy	***		***
Chemotherapy	***		***
Enzyme Therapy	***		***
Growth Hormone		***	***
IV Immune Globulin	***		***
Other Injectable Therapies		***	***
Other Infusion Therapies	***		***
Pain Management Therapy	***		***
Steroid Therapy	***		***
Thrombolytic (Anticoagulation) Therapy	***		***
Synagis		***	***
Remodulin Therapy	***		***

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP, and there IS a price difference between primary and multiple anti-infective therapies

	Per Diem		Drug Discount Off AWP
Anti-Infectives—Primary Anti-Infective	***		***
Anti-Infectives—Multiple Anti-Infective	***		***

The following Home Infusion Therapy service rate EXCLUDES drugs. Drugs are priced per vial, and there is NO price difference between primary and multiple anti-infective therapies

	Primary or Multiple Therapy Per Diem		Cost of Drug
Flolan Therapy	***
Flolan 0.5 mg vial			***
Flolan 1.5 mg vial			***
Flolan diluent vial			***

The following Home Infusion Therapy service rates INCLUDE drugs, and there is NO price difference between primary and multiple therapies
Primary or Multiple Therapy Per Diem
Hydration Therapy	***
Total Parenteral Nutrition	***

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 2: HOME INFUSION THERAPY GATEKEEPER FEE-FOR-SERVICE RATES

NOTES:

1.	Per Diems EXCLUDING drugs include all costs related to the therapy except the cost of drugs, including but not limited to facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

2.	Per Diems INCLUDING drugs include ALL costs—including but not limited to cost of drugs, facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

3.	“DISPENSING FEE” is defined as per each time the drug is dispensed by the home infusion provider.

4.	“PER DIEM” costs are the same for primary or multiple treatments for all drug categories, except ANTI-INFECTIVES.

5.	The per diem rate shall only be charged for those days the Participant receives medication.

6.	For home infusion pharmaceuticals not listed on fee schedule, *** will apply.

7.	All Medications are subject to MAC pricing, where applicable

The following are for the stated item ONLY. Unless otherwise noted, nursing, supplies, etc. are NOT included.

Blood Transfusion per Unit (Tubing, Filters)	*	**
Catheter Care Per Diem	*	**
Midline Insertion (Catheter & Supplies)	*	**
PICC Line Insertion (Catheter & Supplies)	*	**
Blood Product	*	**

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 3: HOME INFUSION THERAPY GATEKEEPER FEE-FOR-SERVICE RATES

Factor Concentrates

	Vial price	Unit Price
Factor VII
Novoseven 1200MCG Vial	***
Novoseven 4800MCG Vial	***
Novoseven in 1200MCG or 4800MCG QTY		***

Factor VIII (Recombinant)
Recombinate		***
Kogenate or Helixate		***
Bioclate		***
Helixate FS		***
Kogenate FS		***
Refacto		***
Advate		***

Factor VIII (Monoclonal)
Hemofil-M or A. R. C. Method M		***
Monoclate P		***
Monarc-M		***

Factor VIII (Other)
Koate		***
Humate		***
Alphanate SDHT		***

Factor IX (Recombinant)
BeneFix		***

Factor IX (Monoclonal/High Purity)
Mononine		***
Alphanine		***

Factor IX (Other)
Konyne—80		***
Proplex T		***
Bebulin		***
Profilnine SD		***

Anti-Inhibitor Complex
Autoplex-T		***
Feiba-VH		***
Hyate-C		***

HEMOSTATIC AGENTS
DDAVP—10ml vial		***
Stimate —2.5ml vial		***

Above rates include all necessary ancillary supplies and waste disposal unit; 24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation

***	Confidential Treatment Requested.

HOME INFUSION RATES

GATEKEEPER RATES EFFECTIVE FEBRUARY 1, 2009—JANUARY 31, 2010

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP (if applicable), and there is NO price difference between primary and multiple therapies

	Primary or Multiple Therapy Per Diem	Primary or Multiple Therapy Dispensing Fee	Primary or Multiple Therapy Drug Discount off AWP
Ancillary Drugs		***	***
Biological Response Modifiers		***	***
Cardiac (Inotropic) Therapy	***		***
Chelation Therapy	***		***
Chemotherapy	***		***
Enzyme Therapy	***		***
Growth Hormone		***	***
IV Immune Globulin	***		***
Other Injectable Therapies		***	***
Other Infusion Therapies	***		***
Pain Management Therapy	***		***
Steroid Therapy	***		***
Thrombolytic (Anticoagulation) Therapy	***		***
Synagis		***	***
Remodulin Therapy	***		***

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP, and there IS a price difference between primary and multiple anti-infective therapies

	Per Diem		Drug Discount Off AWP
Anti-Infectives—Primary Anti-Infective	***		***
Anti-Infectives—Multiple Anti-Infective	***		***

The following Home Infusion Therapy service rate EXCLUDES drugs. Drugs are priced per vial, and there is NO price difference between primary and multiple anti-infective therapies

	Primary or Multiple Therapy Per Diem		Cost of Drug
Flolan Therapy	***
Flolan 0.5 mg vial			***
Flolan 1.5 mg vial			***
Flolan diluent vial			***

The following Home Infusion Therapy service rates INCLUDE drugs, and there is NO price difference between primary and multiple therapies

Primary or Multiple Therapy Per Diem
Hydration Therapy	***
Total Parenteral Nutrition	***

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 2: HOME INFUSION THERAPY GATEKEEPER FEE-FOR-SERVICE RATES

NOTES:

1.	Per Diems EXCLUDING drugs include all costs related to the therapy except the cost of drugs, including but not limited to facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

2.	Per Diems INCLUDING drugs include ALL costs—including but not limited to cost of drugs, facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

3.	“DISPENSING FEE” is defined as per each time the drug is dispensed by the home infusion provider.

4.	“PER DIEM” costs are the same for primary or multiple treatments for all drug categories, except ANTI-INFECTIVES.

5.	The per diem rate shall only be charged for those days the Participant receives medication.

6.	For home infusion pharmaceuticals not listed on fee schedule, *** will apply.

7.	All Medications are subject to MAC pricing, where applicable

The following are for the stated item ONLY. Unless otherwise noted, nursing, supplies, etc. are NOT included.

Blood Transfusion per Unit (Tubing, Filters)	***
Catheter Care Per Diem	***
Midline Insertion (Catheter & Supplies)	***
PICC Line Insertion (Catheter & Supplies)	***
Blood Product	***

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 3: HOME INFUSION THERAPY GATEKEEPER FEE-FOR-SERVICE RATES

Factor Concentrates

	Vial price	Unit Price
Factor VII
Novoseven 1200MCG Vial	***
Novoseven 4800MCG Vial	***
Novoseven in 1200MCG or 4800MCG QTY		***

Factor VIII (Recombinant)
Recombinate		***
Kogenate or Helixate		***
Bioclate		***
Helixate FS		***
Kogenate FS		***
Refacto		***
Advate		***

Factor VIII (Monoclonal)
Hemofil-M or A. R. C. Method M		***
Monoclate P		***
Monarc-M		***

Factor VIII (Other)
Koate		***
Humate		***
Alphanate SDHT		***

Factor IX (Recombinant)
BeneFix		***

Factor IX (Monoclonal/High Purity)
Mononine		***
Alphanine		***

Factor IX (Other)
Konyne—80		***
Proplex T		***
Bebulin		***
Profilnine SD		***

Anti-Inhibitor Complex
Autoplex-T		***
Feiba-VH		***
Hyate-C		***

HEMOSTATIC AGENTS
DDAVP—10ml vial		***
Stimate —2.5ml vial		***

Above rates include all necessary ancillary supplies and waste disposal unit; 24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation

***	Confidential Treatment Requested.

HOME INFUSION RATES

GATEKEEPER RATES EFFECTIVE FEBRUARY 1, 2010—JANUARY 31, 2011

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP (if applicable), and there is NO price difference between primary and multiple therapies

	Primary or Multiple Therapy Per Diem	Primary or Multiple Therapy Dispensing Fee	Primary or Multiple Therapy Drug Discount off AWP
Ancillary Drugs		***	***
Biological Response Modifiers		***	***
Cardiac (Inotropic) Therapy	***		***
Chelation Therapy	***		***
Chemotherapy	***		***
Enzyme Therapy	***		***
Growth Hormone		***	***
IV Immune Globulin	***		***
Other Injectable Therapies		***	***
Other Infusion Therapies	***		***
Pain Management Therapy	***		***
Steroid Therapy	***		***
Thrombolytic (Anticoagulation) Therapy	***		***
Synagis		***	***
Remodulin Therapy	***		***

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP, and there IS a price difference between primary and multiple anti-infective therapies

	Per Diem		Drug Discount Off AWP
Anti-Infectives—Primary Anti-Infective	***		***
Anti-Infectives—Multiple Anti-Infective	***		***

The following Home Infusion Therapy service rate EXCLUDES drugs. Drugs are priced per vial, and there is NO price difference between primary and multiple anti-infective therapies

	Primary or Multiple Therapy Per Diem		Cost of Drug
Flolan Therapy	***
Flolan 0.5 mg vial			***
Flolan 1.5 mg vial			***
Flolan diluent vial			***

The following Home Infusion Therapy service rates INCLUDE drugs, and there is NO price difference between primary and multiple therapies

Primary or Multiple Therapy Per Diem
Hydration Therapy	***
Total Parenteral Nutrition	***

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 2: HOME INFUSION THERAPY GATEKEEPER FEE-FOR-SERVICE RATES

NOTES:

1.	Per Diems EXCLUDING drugs include all costs related to the therapy except the cost of drugs, including but not limited to facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

2.	Per Diems INCLUDING drugs include ALL costs—including but not limited to cost of drugs, facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

3.	“DISPENSING FEE” is defined as per each time the drug is dispensed by the home infusion provider.

4.	“PER DIEM” costs are the same for primary or multiple treatments for all drug categories, except ANTI-INFECTIVES.

5.	The per diem rate shall only be charged for those days the Participant receives medication.

6.	For home infusion pharmaceuticals not listed on fee schedule, *** will apply.

7.	All Medications are subject to MAC pricing, where applicable

The following are for the stated item ONLY. Unless otherwise noted, nursing, supplies, etc. are NOT included.

Blood Transfusion per Unit (Tubing, Filters)	***
Catheter Care Per Diem	***
Midline Insertion (Catheter & Supplies)	***
PICC Line Insertion (Catheter & Supplies)	***
Blood Product	***

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 3: HOME INFUSION THERAPY GATEKEEPER FEE-FOR-SERVICE RATES

Factor Concentrates

	Vial price	Unit Price
Factor VII
Novoseven 1200MCG Vial	***
Novoseven 4800MCG Vial	***
Novoseven in 1200MCG or 4800MCG QTY		***

Factor VIII (Recombinant)
Recombinate		***
Kogenate or Helixate		***
Bioclate		***
Helixate FS		***
Kogenate FS		***
Refacto		***
Advate		***

Factor VIII (Monoclonal)
Hemofil-M or A. R. C. Method M		***
Monoclate P		***
Monarc-M		***

Factor VIII (Other)
Koate		***
Humate		***
Alphanate SDHT		***

Factor IX (Recombinant)
BeneFix		***

Factor IX (Monoclonal/High Purity)
Mononine		***
Alphanine		***

Factor IX (Other)
Konyne—80		***
Proplex T		***
Bebulin		***
Profilnine SD		***

Anti-Inhibitor Complex
Autoplex-T		***
Feiba-VH		***
Hyate-C		***

HEMOSTATIC AGENTS
DDAVP—10ml vial		***
Stimate —2.5ml vial		***

Above rates include all necessary ancillary supplies and waste disposal unit; 24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation

***	Confidential Treatment Requested.

DME / HME RESPIRATORY RATES:

GATEKEEPER RATES EFFECTIVE FEBRUARY 1, 2008—JANUARY 31. 2011

CAT	TYPE	HCPCS CODE	CHC CODE	CareCentrix Code	DESCRIPTION	PURCHASE PRICE	RENTAL PRICE	DAILY PRICE
HME		A4230	A4230		Infusion set for external insulin pump, non-needle cannula Type	***
HME		A4231	A4231		Infusion set for external insulin pump, needle type	***
HME		A4232	A4232		Reservoir/Syringe with needle for external insulin pump	***
HME		A4632	A4632		Replacement battery for external insulin pump, any type, each	***
HME		A5119	A5119		Skin Barrier, wipes, box per 50	***
HME		A6257	A6257		Transparent film/dressing	***
HME	INSULPP	E0784	E0784	2158	PUMP (E0784), EXT AMBULATORY INFUSION, MINIMED, INSULIN	***
HME	INSULPP	E0784	E0784	8563	PUMP DISETRONIC ACCU-CHEK SPIRIT, INSULIN (E0784)	***
HME	INSULPP	E0784	E0784	7704	PUMP, EXT INFUSION, DANA DIABECARE, INSULIN (E0784)	***
HME	INSULPP	E0784	E0784	7731	PUMP, EXT INFUSION, ANIMAS, INSULIN (E0784)	***
HME	INSULPP	E0784	E0784	7773	PUMP (E0784), EXT AMBULATORY INFUSION, DELTEC, INSULIN	***
HME	OTHER	E0746	DM570	2109	ELECTROMYOGRAPHY (EMG) (E0746), BIOFEEDBACK DEVICE	***	***
HME	OTHER	E0935	E0935	2125	PASSIVE MOTION (E0935) EXERCISE DEVICE			***
HME	OTHER	E0935	E0935	2857	PASSIVE MOTION (E0935) EXERCISE DEVICE, HAND			***
HME	OTHER	E0935	E0935	2858	PASSIVE MOTION (E0935) EXERCISE DEVICE, SHOULDER			***
HME	OTHER	E0935	E0935	2859	PASSIVE MOTION (E0935) EXERCISE DEVICE, ANKLE			***
HME	OTHER	E0935	E0935	2860	PASSIVE MOTION (E0935) EXERCISE DEVICE, ELBOW			***
HME	OTHER	E0935	E0935	2861	PASSIVE MOTION (E0935) EXERCISE DEVICE, WRIST			***
HME	OTHER	E1300	DM570	2062	WHIRLPOOL (E1300), PORT (OVERTUB TYPE)	***
HME	OTHER	E1310	DM570	2061	WHIRLPOOL (E1399), NON-PORT (BUILT-IN TYPE)	***
HME	OTHER	E1399	E1399	2327	DURABLE MEDICAL EQUIP (E1399), MISCELLANEOUS	***
HME	WDSUCT	K0538	DM570	6873	WOUND SUCTION DEVICE (K0538)			***
HME	WDSUCT	K0539	DM570	7914	DRESSING SET, FOR WOUND SUCTION DEVICE (K0539)	***
HME	WDSUCT	K0540	DM570	7915	CANISTER SET, FOR WOUND SUCTION DEVICE (K0540)	***

The following may be charged under extraordinary circumstances:

HME	SUP	E1399	E1399	4551	LABOR/SERVICE/SHIPPING CHARGES	***
HME	SUP	E1399	E1399	2731	SHIPPING AND HANDLING FEES	***

The following may be charged if over and above routine on rental equipment:

RESP	EQUIP	E1350	E1350	2382	REPAIR OR NON-ROUTINE (E1350) SERVICE REQUIRING SKILL OF A TECH	***
HME	SUP	E1399	E1399	4552	MISCELLANEOUS SUPPLIES	***		***

NOTES:

1.	Whether rental or purchase, rates include all shipping, labor and set-up.

2.	If item is rented, rates include all supplies to enable the equipment to function effectively with the exception Suction and CPM. Such exception supplies will be billed at ***.

3.	If item is rented, rates include repair and maintenance costs.

***	Confidential Treatment Requested.

EXHIBIT A

PPO & INDEMNITY PROGRAM ATTACHMENT—FEE FOR SERVICE

REIMBURSEMENT FOR OTHER SERVICES

RATE AREA DESIGNATIONS:

STATE	RATE AREA	RATE DESIGNATION
Alabama	***	***
Alaska	***	***
Arizona	***	***
Arkansas	***	***
California	***	***
Colorado	***	***
Connecticut	***	***
Delaware	***	***
District of Columbia	***	***
Florida	***	***
Georgia	***	***
Hawaii	***	***
Idaho	***	***
Illinois	***	***
Indiana	***	***
Iowa	***	***
Kansas	***	***
Kentucky	***	***
Louisiana	***	***
Maine	***	***
Maryland	***	***
Massachusetts	***	***
Michigan	***	***
Minnesota	***	***
Mississippi	***	***
Missouri	***	***
Montana	***	***
Nebraska	***	***
Nevada	***	***
New Hampshire	***	***
New Jersey	***	***
New Mexico	***	***
New York	***	***
North Carolina	***	***
North Dakota	***	***
Ohio	***	***
Oklahoma	***	***
Oregon	***	***
Pennsylvania	***	***
Rhode Island	***	***
South Carolina	***	***
South Dakota	***	***
Tennessee	***	***
Texas	***	***
Utah	***	***
Vermont	***	***
Virginia	***	***
Washington	***	***
West Virginia	***	***
Wisconsin	***	***
Wyoming	***	***

***	Confidential Treatment Requested.

TRADITIONAL HOME HEALTH FEE-FOR-SERVICE RATES

PPO AND INDEMNITY RATES EFFECTIVE FEBRUARY 1, 2008—JANUARY 31, 2009

The following Traditional Home Health Services have both Visit and Hourly rates.

Notes 1, 2, 3, 4, 5 and 6 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
CERTIFIED NURSES AIDE	***	***	***	***	***	***
HOME HEALTH AIDE	***	***	***	***	***	***
LVN/LPN	***	***	***	***	***	***
LVN/LPN—HIGH TECH	***	***	***	***	***	***
PEDIATRIC HIGH TECH LVN/LPN	***	***	***	***	***	***
PEDIATRIC HIGH TECH RN	***	***	***	***	***	***
PEDIATRIC LVN/LPN	***	***	***	***	***	***
PEDIATRIC RN	***	***	***	***	***	***
RN	***	***	***	***	***	***
RN HIGH TECH INFUSION	***	***	***	***	***	***
RN HIGH TECH OTHER	***	***	***	***	***	***

The following Traditional Home Health Services have Visit only rates.

Notes 1, 3, 4, 5, 7 and 8 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
DIABETIC NURSE	***	N/A	***	N/A	***	N/A
DIETITIAN	***	N/A	***	N/A	***	N/A
ENTEROSTOMAL THERAPIST	***	N/A	***	N/A	***	N/A
MATERNAL CHILD HEALTH	***	N/A	***	N/A	***	N/A
MEDICAL SOCIAL WORKER	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PHLEBOTOMIST	***	N/A	***	N/A	***	N/A
PHOTOTHERAPY PACKAGE SERVICE	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PSYCHIATRIC NURSE	***	N/A	***	N/A	***	N/A
REHABILITATION NURSE	***	N/A	***	N/A	***	N/A
RESPIRATORY THERAPIST	***	N/A	***	N/A	***	N/A
RESPIRATORY THERAPIST—CPAP clinic	***	N/A	***	N/A	***	N/A
RN ASSESSMENT, INITIAL	***	N/A	***	N/A	***	N/A
RN SKILLED NURSING VISIT-EXTENSIVE	***	N/A	***	N/A	***	N/A
SPEECH THERAPIST	***	N/A	***	N/A	***	N/A
WOUND CARE—RN	***	N/A	***	N/A	***	N/A
WOUND CARE—LVN/LPN	***	N/A	***	N/A	***	N/A

The following Traditional Home Health Service has Hourly only rates.

Notes 3, 4 and 5 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
HOMEMAKER	N/A	***	N/A	***	N/A	***

The following Traditional Home Health Service is priced on a Per Diem basis.

Notes 3, 4 and 5 apply	Area 1		Area 2		Area 3
		Per Diem		Per Diem		Per Diem
COMPANION/LIVE IN		***		***		***

NOTES:

1.	Visits are defined as two (2) hours or less in duration (EXCEPT MATERNAL CHILD HEALTH VISITS, which have no maximum duration).

2.	Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.

3.	CIGNA does not reimburse for travel time, weekend, holiday or evening differentials.

4.	Above prices have no exclusions.

5.	All services not listed above will be billed at *** until rates are mutually established and become part of the fee schedule.

6.	RN High Tech Infusion visit and hourly utilization/costs to be reported with HIT.

7.	Respiratory Therapist visit utilization/costs to be reported with HME/RT.

8.	Diabetic Nurse, Psychiatric Nurse and Rehabilitation Nurse assume specialty certification which is not readily available in the home care environment. Use requires special coordination.

***	Confidential Treatment Requested.

TRADITIONAL HOME HEALTH FEE-FOR-SERVICE RATES

PPO AND INDEMNITY RATES EFFECTIVE FEBRUARY 1, 2009—JANUARY 31, 2010

The following Traditional Home Health Services have both Visit and Hourly rates.

Notes 1, 2, 3, 4, 5 and 6 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
CERTIFIED NURSES AIDE	***	***	***	***	***	***
HOME HEALTH AIDE	***	***	***	***	***	***
LVN/LPN	***	***	***	***	***	***
LVN/LPN—HIGH TECH	***	***	***	***	***	***
PEDIATRIC HIGH TECH LVN/LPN	***	***	***	***	***	***
PEDIATRIC HIGH TECH RN	***	***	***	***	***	***
PEDIATRIC LVN/LPN	***	***	***	***	***	***
PEDIATRIC RN	***	***	***	***	***	***
RN	***	***	***	***	***	***
RN HIGH TECH INFUSION	***	***	***	***	***	***
RN HIGH TECH OTHER	***	***	***	***	***	***

The following Traditional Home Health Services have Visit only rates.

Notes 1, 3, 4, 5, 7 and 8 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
DIABETIC NURSE	***	N/A	***	N/A	***	N/A
DIETITIAN	***	N/A	***	N/A	***	N/A
ENTEROSTOMAL THERAPIST	***	N/A	***	N/A	***	N/A
MATERNAL CHILD HEALTH	***	N/A	***	N/A	***	N/A
MEDICAL SOCIAL WORKER	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PHLEBOTOMIST	***	N/A	***	N/A	***	N/A
PHOTOTHERAPY PACKAGE SERVICE	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PSYCHIATRIC NURSE	***	N/A	***	N/A	***	N/A
REHABILITATION NURSE	***	N/A	***	N/A	***	N/A
RESPIRATORY THERAPIST	***	N/A	***	N/A	***	N/A
RESPIRATORY THERAPIST—CPAP clinic	***	N/A	***	N/A	***	N/A
RN ASSESSMENT, INITIAL	***	N/A	***	N/A	***	N/A
RN SKILLED NURSING VISIT-EXTENSIVE	***	N/A	***	N/A	***	N/A
SPEECH THERAPIST	***	N/A	***	N/A	***	N/A
WOUND CARE—RN	***	N/A	***	N/A	***	N/A
WOUND CARE—LVN/LPN	***	N/A	***	N/A	***	N/A

The following Traditional Home Health Service has Hourly only rates.

Notes 3, 4 and 5 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
HOMEMAKER	N/A	***	N/A	***	N/A	***

The following Traditional Home Health Service is priced on a Per Diem basis.

Notes 3, 4 and 5 apply	Area 1		Area 2		Area 3
		Per Diem		Per Diem		Per Diem
COMPANION/LIVE IN		***		***		***

NOTES:

1.	Visits are defined as two (2) hours or less in duration (EXCEPT MATERNAL CHILD HEALTH VISITS, which have no maximum duration).

2.	Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.

3.	CIGNA does not reimburse for travel time, weekend, holiday or evening differentials.

4.	Above prices have no exclusions.

5.	All services not listed above will be billed at *** until rates are mutually established and become part of the fee schedule.

6.	RN High Tech Infusion visit and hourly utilization/costs to be reported with HIT.

7.	Respiratory Therapist visit utilization/costs to be reported with HME/RT.

8.	Diabetic Nurse, Psychiatric Nurse and Rehabilitation Nurse assume specialty certification which is not readily available in the home care environment. Use requires special coordination.

***	Confidential Treatment Requested.

TRADITIONAL HOME HEALTH FEE-FOR-SERVICE RATES

PPO AND INDEMNITY RATES EFFECTIVE FEBRUARY 1, 2010—JANUARY 31. 2011

The following Traditional Home Health Services have both Visit and Hourly rates.

Notes 1, 2, 3, 4, 5 and 6 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
CERTIFIED NURSES AIDE	***	***	***	***	***	***
HOME HEALTH AIDE	***	***	***	***	***	***
LVN/LPN	***	***	***	***	***	***
LVN/LPN—HIGH TECH	***	***	***	***	***	***
PEDIATRIC HIGH TECH LVN/LPN	***	***	***	***	***	***
PEDIATRIC HIGH TECH RN	***	***	***	***	***	***
PEDIATRIC LVN/LPN	***	***	***	***	***	***
PEDIATRIC RN	***	***	***	***	***	***
RN	***	***	***	***	***	***
RN HIGH TECH INFUSION	***	***	***	***	***	***
RN HIGH TECH OTHER	***	***	***	***	***	***

The following Traditional Home Health Services have Visit only rates.

Notes 1, 3, 4, 5, 7 and 8 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
DIABETIC NURSE	***	N/A	***	N/A	***	N/A
DIETITIAN	***	N/A	***	N/A	***	N/A
ENTEROSTOMAL THERAPIST	***	N/A	***	N/A	***	N/A
MATERNAL CHILD HEALTH	***	N/A	***	N/A	***	N/A
MEDICAL SOCIAL WORKER	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST	***	N/A	***	N/A	***	N/A
OCCUPATIONAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PHLEBOTOMIST	***	N/A	***	N/A	***	N/A
PHOTOTHERAPY PACKAGE SERVICE	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST	***	N/A	***	N/A	***	N/A
PHYSICAL THERAPIST ASSISTANT	***	N/A	***	N/A	***	N/A
PSYCHIATRIC NURSE	***	N/A	***	N/A	***	N/A
REHABILITATION NURSE	***	N/A	***	N/A	***	N/A
RESPIRATORY THERAPIST	***	N/A	***	N/A	***	N/A
RESPIRATORY THERAPIST—CPAP clinic	***	N/A	***	N/A	***	N/A
RN ASSESSMENT, INITIAL	***	N/A	***	N/A	***	N/A
RN SKILLED NURSING VISIT-EXTENSIVE	***	N/A	***	N/A	***	N/A
SPEECH THERAPIST	***	N/A	***	N/A	***	N/A
WOUND CARE—RN	***	N/A	***	N/A	***	N/A
WOUND CARE—LVN/LPN	***	N/A	***	N/A	***	N/A

The following Traditional Home Health Service has Hourly only rates.

Notes 3, 4 and 5 apply	Area 1		Area 2		Area 3
	Visit	Hour	Visit	Hour	Visit	Hour
HOMEMAKER	N/A	***	N/A	***	N/A	***

The following Traditional Home Health Service is priced on a Per Diem basis.

Notes 3, 4 and 5 apply	Area 1		Area 2		Area 3
		Per Diem		Per Diem		Per Diem
COMPANION/LIVE IN		***		***		***

NOTES:

1.	Visits are defined as two (2) hours or less in duration (EXCEPT MATERNAL CHILD HEALTH VISITS, which have no maximum duration).

2.	Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.

3.	CIGNA does not reimburse for travel time, weekend, holiday or evening differentials.

4.	Above prices have no exclusions.

5.	All services not listed above will be billed at *** until rates are mutually established and become part of the fee schedule.

6.	RN High Tech Infusion visit and hourly utilization/costs to be reported with HIT.

7.	Respiratory Therapist visit utilization/costs to be reported with HME/RT.

8.	Diabetic Nurse, Psychiatric Nurse and Rehabilitation Nurse assume specialty certification which is not readily available in the home care environment. Use requires special coordination.

***	Confidential Treatment Requested.

HOME INFUSION RATES

PPO AND INDEMNITY RATES EFFECTIVE FEBRUARY 1, 2008—JANUARY 31, 2009

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP (if applicable), and there is NO price difference between primary and multiple therapies

	Primary or Multiple Therapy Per Diem	Primary or Multiple Therapy Dispensing Fee	Primary or Multiple Therapy Drug Discount off AWP
Ancillary Drugs		***	***
Biological Response Modifiers		***	***
Cardiac (Inotropic) Therapy	***		***
Chelation Therapy	***		***
Chemotherapy	***		***
Enzyme Therapy	***		***
Growth Hormone		***	***
IV Immune Globulin	***		***
Other Injectable Therapies		***	***
Other Infusion Therapies	***		***
Pain Management Therapy	***		***
Steroid Therapy	***		***
Thrombolytic (Anticoagulation) Therapy	***		***
Synagis		***	***
Remodulin Therapy	***		***

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP, and there IS a price difference between primary and multiple anti-infective therapies

	Per Diem		Drug Discount Off AWP
Anti-Infectives—Primary Anti-Infective	***		***
Anti-Infectives—Multiple Anti-Infective	***		***

The following Home Infusion Therapy service rate EXCLUDES drugs. Drugs are priced per vial, and there is NO price difference between primary and multiple anti-infective therapies

	Primary or Multiple Therapy Per Diem		Cost of Drug
Flolan Therapy	***
Flolan 0.5 mg vial			***
Flolan 1.5 mg vial			***
Flolan diluent vial			***

The following Home Infusion Therapy service rates INCLUDE drugs, and there is NO price difference between primary and multiple therapies
Primary or Multiple Therapy Per Diem
Hydration Therapy	***
Total Parenteral Nutrition	***

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 2: HOME INFUSION THERAPY PPO & INDEMNITY FEE-FOR-SERVICE RATES

NOTES:

1.	Per Diems EXCLUDING drugs include all costs related to the therapy except the cost of drugs, including but not limited to facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

2.	Per Diems INCLUDING drugs include ALL costs—including but not limited to cost of drugs, facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

3.	“DISPENSING FEE” is defined as per each time the drug is dispensed by the home infusion provider.

4.	“PER DIEM” costs are the same for primary or multiple treatments for all drug categories, except ANTI-INFECTIVES.

5.	The per diem rate shall only be charged for those days the Participant receives medication.

6.	For home infusion pharmaceuticals not listed on fee schedule, *** will apply.

7.	All Medications are subject to MAC pricing, where applicable.

The following are for the stated item ONLY. Unless otherwise noted, nursing, supplies, etc. are NOT included.

Blood Transfusion per Unit (Tubing, Filters)	*	**
Catheter Care Per Diem	*	**
Midline Insertion (Catheter & Supplies)	*	**
PICC Line Insertion (Catheter & Supplies)	*	**
Blood Product	*	**

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 3: HOME INFUSION THERAPY PPO & INDEMNITY FEE-FOR-SERVICE RATES

Factor Concentrates

	Vial price	Unit Price
Factor VII
Novoseven 1200MCG Vial	***
Novoseven 4800MCG Vial	***
Novoseven in 1200MCG or 4800MCG QTY		***

Factor VIII (Recombinant)
Recombinate		***
Kogenate or Helixate		***
Bioclate		***
Helixate FS		***
Kogenate FS		***
Refacto		***
Advate		***

Factor VIII (Monoclonal)
Hemofil-M or A. R. C. Method M		***
Monoclate P		***
Monarc-M		***

Factor VIII (Other)
Koate		***
Humate		***
Alphanate SDHT		***

Factor IX (Recombinant)
BeneFix		***

Factor IX (Monoclonal/High Purity)
Mononine		***
Alphanine		***

Factor IX (Other)
Konyne—80		***
Proplex T		***
Bebulin		***
Profilnine SD		***

Anti-Inhibitor Complex
Autoplex-T		***
Feiba-VH		***
Hyate-C		***

HEMOSTATIC AGENTS
DDAVP—10ml vial		***
Stimate —2.5ml vial		***

Above rates include all necessary ancillary supplies and waste disposal unit; 24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation

***	Confidential Treatment Requested.

HOME INFUSION RATES

PPO AND INDEMNITY RATES EFFECTIVE FEBRUARY 1, 2009—JANUARY 31. 2010

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP (if applicable), and there is NO price difference between primary and multiple therapies

	Primary or Multiple Therapy Per Diem	Primary or Multiple Therapy Dispensing Fee	Primary or Multiple Therapy Drug Discount off AWP
Ancillary Drugs		***	***
Biological Response Modifiers		***	***
Cardiac (Inotropic) Therapy	***		***
Chelation Therapy	***		***
Chemotherapy	***		***
Enzyme Therapy	***		***
Growth Hormone		***	***
IV Immune Globulin	***		***
Other Injectable Therapies		***	***
Other Infusion Therapies	***		***
Pain Management Therapy	***		***
Steroid Therapy	***		***
Thrombolytic (Anticoagulation) Therapy	***		***
Synagis		***	***
Remodulin Therapy	***		***

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP, and there IS a price difference between primary and multiple anti-infective therapies

	Per Diem		Drug Discount Off AWP
Anti-Infectives—Primary Anti-Infective	***		***
Anti-Infectives—Multiple Anti-Infective	***		***

The following Home Infusion Therapy service rate EXCLUDES drugs. Drugs are priced per vial, and there is NO price difference between primary and multiple anti-infective therapies

	Primary or Multiple Therapy Per Diem		Cost of Drug
Flolan Therapy	***
Flolan 0.5 mg vial			***
Flolan 1.5 mg vial			***
Flolan diluent vial			***

The following Home Infusion Therapy service rates INCLUDE drugs, and there is NO price difference between primary and multiple therapies

Primary or Multiple Therapy Per Diem
Hydration Therapy	***
Total Parenteral Nutrition	***

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 2: HOME INFUSION THERAPY PPO & INDEMNITY FEE-FOR-SERVICE RATES

NOTES:

1.	Per Diems EXCLUDING drugs include all costs related to the therapy except the cost of drugs, including but not limited to facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

2.	Per Diems INCLUDING drugs include ALL costs—including but not limited to cost of drugs, facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

3.	“DISPENSING FEE” is defined as per each time the drug is dispensed by the home infusion provider.

4.	“PER DIEM” costs are the same for primary or multiple treatments for all drug categories, except ANTI-INFECTIVES.

5.	The per diem rate shall only be charged for those days the Participant receives medication.

6.	For home infusion pharmaceuticals not listed on fee schedule, *** will apply.

7.	All Medications are subject to MAC pricing, where applicable.

The following are for the stated item ONLY. Unless otherwise noted, nursing, supplies, etc. are NOT included.

Blood Transfusion per Unit (Tubing, Filters)	*	**
Catheter Care Per Diem	*	**
Midline Insertion (Catheter & Supplies)	*	**
PICC Line Insertion (Catheter & Supplies)	*	**
Blood Product	*	**

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 3: HOME INFUSION THERAPY PPO & INDEMNITY FEE-FOR-SERVICE RATES

Factor Concentrates

	Vial price	Unit Price
Factor VII
Novoseven 1200MCG Vial	***
Novoseven 4800MCG Vial	***
Novoseven in 1200MCG or 4800MCG QTY		***

Factor VIII (Recombinant)
Recombinate		***
Kogenate or Helixate		***
Bioclate		***
Helixate FS		***
Kogenate FS		***
Refacto		***
Advate		***

Factor VIII (Monoclonal)
Hemofil-M or A. R. C. Method M		***
Monoclate P		***
Monarc-M		***

Factor VIII (Other)
Koate		***
Humate		***
Alphanate SDHT		***

Factor IX (Recombinant)
BeneFix		***

Factor IX (Monoclonal/High Purity)
Mononine		***
Alphanine		***

Factor IX (Other)
Konyne—80		***
Proplex T		***
Bebulin		***
Profilnine SD		***

Anti-Inhibitor Complex
Autoplex-T		***
Feiba-VH		***
Hyate-C		***

HEMOSTATIC AGENTS
DDAVP—10ml vial		***
Stimate —2.5ml vial		***
Above rates include all necessary ancillary supplies and waste disposal unit; 24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation

***	Confidential Treatment Requested.

HOME INFUSION RATES

PPO AND INDEMNITY RATES EFFECTIVE FEBRUARY 1, 2010—JANUARY 31, 2011

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP (if applicable), and there is NO price difference between primary and multiple therapies

	Primary or Multiple Therapy Per Diem	Primary or Multiple Therapy Dispensing Fee	Primary or Multiple Therapy Drug Discount off AWP
Ancillary Drugs		***	***
Biological Response Modifiers		***	***
Cardiac (Inotropic) Therapy	***		***
Chelation Therapy	***		***
Chemotherapy	***		***
Enzyme Therapy	***		***
Growth Hormone		***	***
IV Immune Globulin	***		***
Other Injectable Therapies		***	***
Other Infusion Therapies	***		***
Pain Management Therapy	***		***
Steroid Therapy	***		***
Thrombolytic (Anticoagulation) Therapy	***		***
Synagis		***	***
Remodulin Therapy	***		***

The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP, and there IS a price difference between primary and multiple anti-infective therapies

	Per Diem		Drug Discount Off AWP
Anti-Infectives—Primary Anti-Infective	***		***
Anti-Infectives—Multiple Anti-Infective	***		***

The following Home Infusion Therapy service rate EXCLUDES drugs. Drugs are priced per vial, and there is NO price difference between primary and multiple anti-infective therapies

	Primary or Multiple Therapy Per Diem		Cost of Drug
Flolan Therapy	***
Flolan 0.5 mg vial			***
Flolan 1.5 mg vial			***
Flolan diluent vial			***

The following Home Infusion Therapy service rates INCLUDE drugs, and there is NO price difference between primary and multiple therapies
Primary or Multiple Therapy Per Diem
Hydration Therapy	***
Total Parenteral Nutrition	***

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 2: HOME INFUSION THERAPY PPO & INDEMNITY FEE-FOR-SERVICE RATES

NOTES:

1.	Per Diems EXCLUDING drugs include all costs related to the therapy except the cost of drugs, including but not limited to facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

2.	Per Diems INCLUDING drugs include ALL costs—including but not limited to cost of drugs, facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.

3.	“DISPENSING FEE” is defined as per each time the drug is dispensed by the home infusion provider.

4.	“PER DIEM” costs are the same for primary or multiple treatments for all drug categories, except ANTI-INFECTIVES.

5.	The per diem rate shall only be charged for those days the Participant receives medication.

6.	For home infusion pharmaceuticals not listed on fee schedule, *** will apply.

7.	All Medications are subject to MAC pricing, where applicable.

The following are for the stated item ONLY. Unless otherwise noted, nursing, supplies, etc. are NOT included.

Blood Transfusion per Unit (Tubing, Filters)	*	**
Catheter Care Per Diem	*	**
Midline Insertion (Catheter & Supplies)	*	**
PICC Line Insertion (Catheter & Supplies)	*	**
Blood Product	*	**

***	Confidential Treatment Requested.

SCHEDULE 2A, PAGE 3: HOME INFUSION THERAPY PPO & INDEMNITY FEE-FOR-SERVICE RATES

Factor Concentrates

	Vial price		Unit Price
Factor VII
Novoseven 1200MCG Vial	*	**
Novoseven 4800MCG Vial	*	**
Novoseven in 1200MCG or 4800MCG QTY			*	**

Factor VIII (Recombinant)
Recombinate			*	**
Kogenate or Helixate			*	**
Bioclate			*	**
Helixate FS			*	**
Kogenate FS			*	**
Refacto			*	**
Advate			*	**

Factor VIII (Monoclonal)
Hemofil-M or A. R. C. Method M			*	**
Monoclate P			*	**
Monarc-M			*	**

Factor VIII (Other)
Koate			*	**
Humate			*	**
Alphanate SDHT			*	**

Factor IX (Recombinant)
BeneFix			*	**

Factor IX (Monoclonal/High Purity)
Mononine			*	**
Alphanine			*	**

Factor IX (Other)
Konyne—80			*	**
Proplex T			*	**
Bebulin			*	**
Profilnine SD			*	**

Anti-Inhibitor Complex
Autoplex-T			*	**
Feiba-VH			*	**
Hyate-C			*	**

HEMOSTATIC AGENTS
DDAVP—10ml vial			*	**
Stimate —2.5ml vial			*	**

Above rates include all necessary ancillary supplies and waste disposal unit; 24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation

***	Confidential Treatment Requested.

DME / HME RESPIRATORY RATES:

PPO and INDEMNITY RATES EFFECTIVE FEBRUARY 1, 2008—JANUARY 31. 2011

CAT	TYPE	HCPCS CODE	CHC CODE	CareCentrix Code	DESCRIPTION	PURCHASE PRICE	RENTAL PRICE	DAILY PRICE
HME		A4230	A4230		Infusion set for external insulin pump, non-needle cannula Type	***
HME		A4231	A4231		Infusion set for external insulin pump, needle type	***
HME		A4232	A4232		Reservoir/Syringe with needle for external insulin pump	***
HME		A4632	A4632		Replacement battery for external insulin pump, any type, each	***
HME		A5119	A5119		Skin Barrier, wipes, box per 50	***
HME		A6257	A6257		Transparent film/dressing	***
HME	INSULPP	E0784	E0784	2158	PUMP (E0784), EXT AMBULATORY INFUSION, MINIMED, INSULIN	***
HME	INSULPP	E0784	E0784	8563	PUMP DISETRONIC ACCU-CHEK SPIRIT, INSULIN (E0784)	***
HME	INSULPP	E0784	E0784	7704	PUMP, EXT INFUSION, DANA DIABECARE, INSULIN (E0784)	***
HME	INSULPP	E0784	E0784	7731	PUMP, EXT INFUSION, ANIMAS, INSULIN (E0784)	***
HME	INSULPP	E0784	E0784	7773	PUMP (E0784), EXT AMBULATORY INFUSION, DELTEC, INSULIN	***
HME	OTHER	E0746	DM570	2109	ELECTROMYOGRAPHY (EMG) (E0746), BIOFEEDBACK DEVICE	***	***
HME	OTHER	E0935	E0935	2125	PASSIVE MOTION (E0935) EXERCISE DEVICE			***
HME	OTHER	E0935	E0935	2857	PASSIVE MOTION (E0935) EXERCISE DEVICE, HAND			***
HME	OTHER	E0935	E0935	2858	PASSIVE MOTION (E0935) EXERCISE DEVICE, SHOULDER			***
HME	OTHER	E0935	E0935	2859	PASSIVE MOTION (E0935) EXERCISE DEVICE, ANKLE			***
HME	OTHER	E0935	E0935	2860	PASSIVE MOTION (E0935) EXERCISE DEVICE, ELBOW			***
HME	OTHER	E0935	E0935	2861	PASSIVE MOTION (E0935) EXERCISE DEVICE, WRIST			***
HME	OTHER	E1300	DM570	2062	WHIRLPOOL (E1300), PORT (OVERTUB TYPE)	***
HME	OTHER	E1310	DM570	2061	WHIRLPOOL (E1399), NON-PORT (BUILT-IN TYPE)	***
HME	OTHER	E1399	E1399	2327	DURABLE MEDICAL EQUIP (E1399), MISCELLANEOUS	***
HME	WDSUCT	K0538	DM570	6873	WOUND SUCTION DEVICE (K0538)			***
HME	WDSUCT	K0539	DM570	7914	DRESSING SET, FOR WOUND SUCTION DEVICE (K0539)	***
HME	WDSUCT	K0540	DM570	7915	CANISTER SET, FOR WOUND SUCTION DEVICE (K0540)	***

The following may be charged under extraordinary circumstances:

HME	SUP	E1399	E1399	4551	LABOR/SERVICE/SHIPPING CHARGES	***
HME	SUP	E1399	E1399	2731	SHIPPING AND HANDLING FEES	***

The following may be charged if over and above routine on rental equipment:

RESP	EQUIP	E1350	E1350	2382	REPAIR OR NON-ROUTINE (E1350) SERVICE REQUIRING SKILL OF A TECH	***
HME	SUP	E1399	E1399	4552	MISCELLANEOUS SUPPLIES	***		***

NOTES:

1.	Whether rental or purchase, rates include all shipping, labor and set-up.

2.	If item is rented, rates include all supplies to enable the equipment to function effectively with the exception Suction and CPM. Such exception supplies will be billed at ***.

3.	If item is rented, rates include repair and maintenance costs.

***	Confidential Treatment Requested.